Exhibit 10.4(b)


                   Schedule of Warrant (refinancing) Issued by
               NCT Group, Inc. to Carole Salkind on April 29, 2005


                          Expiration           Exercise             Shares
     Grant Date              Date                Price              Granted
     ----------              ----                -----              -------
      04/29/05             04/29/10            $ 0.012             17,250,000